Exhibit 99.1
                                                             Trenwick Group Ltd.

                   UNITED STATES BANKRUPTCY COURT
                   __________DISTRICT OF_________

In re: Trenwick Group Ltd.                   Case No.           03-12636 (MFW)
                                             Reporting Period:  March 2004

                            MONTHLY OPERATING REPORT
       File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

---------------------------------------------------------------------------------------------------------------
                                                                                        Document    Explanation
Required Documents                                                      Form No.        Attached     Attached
---------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                             MOR-1           Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (Con't)   Yes
     Copies of bank statements                                                          N/A
     Cash disbursements journals                                                        Yes
Statement of Operations                                                 MOR-2           Yes
Balance Sheet                                                           MOR-3           Yes
Status of Postpetition Taxes                                            MOR-4           N/A
     Copies of IRS Form 6123 or payment receipt                                         N/A
     Copies of tax returns filed during reporting period                                N/A
Summary of Unpaid Postpetition Debts                                    MOR-4           Yes
     Listing of aged accounts payable                                                   Yes
Accounts Receivable Reconciliation and Aging                            MOR-5           Yes
Debtor Questionnaire                                                    MOR-5           Yes
---------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                      April 20, 2004
---------------------------------------                -----------------------
Signature of Debtor                                    Date


/s/ Alan L. Hunte                                      April 20, 2004
---------------------------------------                -----------------------
Signature of Joint Debtor                              Date


/s/ Alan L. Hunte                                      April 20, 2004
---------------------------------------                -----------------------
Signature of Authorized Individual*                    Date


Alan L. Hunte
---------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

In re: Trenwick Group Ltd.                            Case No.:   03-12636 (MFW)
Schedule of Cash Receipts & Disbursements          Reporting Period: March 2004

                                                 Bank Accounts
                              Operating             Payroll          Tax              Other
                           --------------------------------------------------------------------
  Cash - Beg of Month          103,774.86               --            NA                NA
                           --------------------------------------------------------------------

       Receipts:
      Cash Sales                       --               --           --                 --
     Accounts Rec.                     --               --           --                 --
   Loans & Advances                    --               --           --                 --
    Sale of Assets                     --               --           --                 --
         Other                                          --           --                 --
       Transfers                       --               --           --                 --
                           --------------------------------------------------------------------

    Total Receipts                     --               --
                           --------------------------------------------------------------------

    Disbursements:
      Net Payroll                      --               --           --                 --
     Payroll Taxes                     --               --           --                 --
Sales, Use, & Other Tax                --               --           --                 --
  Inventory Purchases                  --               --           --                 --
 Secured Rental/Leases                 --               --           --                 --
       Insurance                       --               --           --                 --
    Administrative                     --               --           --                 --
        Selling                        --               --           --                 --
         Other                         --               --           --                 --
 Transfers to P/R Acct                 --               --           --                 --
   Professional Fees                   --               --           --                 --
      Court Costs                      --               --           --                 --
                           --------------------------------------------------------------------

 Total Disbursements:                  --               --           --                 --
                           --------------------------------------------------------------------

    Net Cash Flow:                     --               --           --                 --
                           --------------------------------------------------------------------

  Cash: End of Month           103,774.86               --           --                 --
                           ====================================================================

                                                                      FORM MOR-1

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Trenwick Group Ltd
Bank Reconciliations
March 2004

The following Chase Accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance      $ 103,774.86

                                                               FORM MOR-1(CON'T)

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Trenwick Group Ltd
Disbursements
March 2004

  Wire Date                  Amount                 Vendor Name
--------------            --------------           -------------

                                                               FORM MOR-1(CON'T)

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

   Trenwick Group Ltd.                                         03-12636 (MFW)
          Debtor                                               March 2004

                     Statement of Operations
                        (Income Statement)

================================================================================
                                                  Month Ended      Cumulative
REVENUES                                           March 2004    Filing to Date
================================================================================
Gross Revenues                                    $         --    $   (567,222)
--------------------------------------------------------------------------------
Less: Returns and Allowances                                --              --
================================================================================
Net Revenue                                       $         --    $   (567,222)
--------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------
Beginning Inventory                                         --              --
--------------------------------------------------------------------------------
Add: Purchases                                              --              --
--------------------------------------------------------------------------------
Add:Cost of Labor                                           --              --
--------------------------------------------------------------------------------
Add: Other costs (schedule attached)                        --              --
--------------------------------------------------------------------------------
Less: Ending Inventory                                      --              --
--------------------------------------------------------------------------------
Cost of Goods Sold                                          --              --
================================================================================
Gross Profit                                                --        (567,222)
--------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------
Advertising                                                 --              --
--------------------------------------------------------------------------------
Auto and Truck Expense                                      --          13,522
--------------------------------------------------------------------------------
Bad Debts                                                   --              --
--------------------------------------------------------------------------------
Contributions                                               --              --
--------------------------------------------------------------------------------
Employee Benefits Programs                              12,004         175,996
--------------------------------------------------------------------------------
Insider compensation*                                       --          68,710
--------------------------------------------------------------------------------
Insurance                                               11,244         411,773
--------------------------------------------------------------------------------
Management Fees/Bonuses                                     --              --
--------------------------------------------------------------------------------
Office Expense                                              64           8,015
--------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                              --              --
--------------------------------------------------------------------------------
Repairs and Maintenance                                     --              --
--------------------------------------------------------------------------------
Rent and Lease Expense                                      --              --
--------------------------------------------------------------------------------
Salaries/Commissions/Fees                              (95,250)        (75,192)
--------------------------------------------------------------------------------
Supplies                                                    --           4,962
--------------------------------------------------------------------------------
Taxes-Payroll                                               --              --
--------------------------------------------------------------------------------
Taxes-Real Estate                                           --              --
--------------------------------------------------------------------------------
Taxes-Other                                                 --          25,097
--------------------------------------------------------------------------------
Travel and Entertainment                                    --              --
--------------------------------------------------------------------------------
Utilities                                                   --              --
--------------------------------------------------------------------------------
Other (attach schedule)                                     --       1,992,562
================================================================================
Total Operating Expenses Before Depreciation           (71,938)      2,625,445
--------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                    129,529         956,842
================================================================================
Net Profit(Loss) Before Other Income & Expenses        (57,591)     (4,149,509)
--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------
Other Income (attach schedule)                     (13,544,651)    (55,965,587)
--------------------------------------------------------------------------------
Interest Expense                                            --              --
--------------------------------------------------------------------------------
Other Expense (attach schedule)                             --      33,099,059
================================================================================
Net Profit (Loss) Before Reorganization Items      (13,602,242)    (93,214,155)
--------------------------------------------------------------------------------
REORGANIZATION ITEMS
--------------------------------------------------------------------------------
Professional Fees                                           --              --
--------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                 --              --
--------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
--------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                 143           3,562
--------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                           --              --
--------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)             --          63,229
================================================================================
Total Reorganization Expenses                             (143)         59,667
--------------------------------------------------------------------------------
Income Taxes                                                --              --
================================================================================
Net Profit (Loss)                                 $(13,602,099)   $(93,273,822)
================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not considered insiders for purposes of this disclosure.


                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

   Trenwick Group Ltd.                                         03-12636 (MFW)
          Debtor                                               March 2004

                  STATEMENT OF OPERATIONS - continuation sheet

================================================================================
                                                Month Ended       Cumulative
BREAKDOWN OF "OTHER" CATEGORY                    March 2004     Filing to Date
================================================================================

--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Board Related                                              --          (62,622)
--------------------------------------------------------------------------------
Other Fees                                                 --        2,054,231
--------------------------------------------------------------------------------
Data Processing                                            --              953
--------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                 $         --     $  1,992,562
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                     (13,544,651)     (55,965,587)
--------------------------------------------------------------------------------
TOTAL OTHER INCOME                               $(13,544,651)    $(55,965,587)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loss on Sale of Trenwick International Ltd.                         33,099,059
--------------------------------------------------------------------------------
TOTAL OTHER EXPENSES                             $         --     $ 33,099,059
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bankruptcy Related Fees                                    --           63,229
--------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES              $         --     $     63,229
--------------------------------------------------------------------------------

================================================================================
                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

   Trenwick Group Ltd.                                 Code No. 03-12636 (MFW)
          Debtor                              Reporting Period: March 2004

                          BALANCE SHEET

----------------------------------------------------------------------------------------------------------------------
                                                                            BOOK VALUE AT END OF        BOOK VALUE ON
                             ASSETS                                       CURRENT REPORTING MONTH       PETITION DATE
----------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                         --                      --
----------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                        593,714                 655,336
----------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                            219,094                (591,090)
----------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                          --                      --
----------------------------------------------------------------------------------------------------------------------
Inventories                                                                               --                      --
----------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                      64,183               1,088,137
----------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                             2,081,166               2,200,000
----------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                    --                   3,861
----------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                           $   2,958,158           $   3,356,244
----------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
----------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                            --                      --
----------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                   --                      --
----------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                              73,467                  82,181
----------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                    --                      --
----------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                  --                      --
----------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                        (44,430)                (33,020)
----------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                     $      29,038           $      49,161
----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                        --                      --
----------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                   117,675,195             220,135,876
----------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                             $ 117,675,195           $ 220,135,876
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                   $ 120,662,391           $ 223,541,281
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                             BOOK VALUE AT END OF      BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                               CURRENT REPORTING MONTH     PETITION DATE
----------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
----------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                      19,428                      --
----------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                       --                      --
----------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                             --                   4,900
----------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                             --                      --
----------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                          --                      --
----------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                 --                      --
----------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                         --                      --
----------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                  --                      --
----------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                          --                      --
----------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                 $      19,428           $       4,900
----------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
----------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                              --                      --
----------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                             --                      --
----------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                   216,434,522             216,896,055
----------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                 $ 216,434,522           $ 216,896,055
----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                216,453,950             216,900,955
----------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
----------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                      3,673,000               3,676,102
----------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                       574,262,130             574,823,017
----------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                 --                      --
----------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                    --                      --
----------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                (551,923,031)           (551,923,031)
----------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                (93,273,822)                     --
----------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                    (28,529,836)            (19,935,762)
----------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                     --                      --
----------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                               $ (95,791,559)          $   6,640,326
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                           $ 120,662,391           $ 223,541,281
======================================================================================================================

                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

   Trenwick Group Ltd.                                 Code No. 03-12636 (MFW)
          Debtor                              Reporting Period: March 2004

                       BALANCE SHEET - continuation sheet

----------------------------------------------------------------------------------------------------------------------
                                                                          BOOK VALUE AT END OF        BOOK VALUE ON
                             ASSETS                                     CURRENT REPORTING MONTH       PETITION DATE
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------------
Accrued Investment Income                                                                 --                   3,861
----------------------------------------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                                                     $          --           $       3,861
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------------------------
Prepaid Deposits                                                                      19,622                  19,622
----------------------------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                                       115,357,378             215,156,938
----------------------------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                                         2,298,195               4,959,316
----------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                             $ 117,675,195           $ 220,135,876
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                          BOOK VALUE AT END OF         BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                            CURRENT REPORTING MONTH       PETITION DATE
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
----------------------------------------------------------------------------------------------------------------------
Accrued Expenses                                                                     886,102               1,299,727
----------------------------------------------------------------------------------------------------------------------
Interest Payable                                                                   2,276,323               2,276,323
----------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                             --                      --
----------------------------------------------------------------------------------------------------------------------
Due to Affiliates                                                                 94,431,316              94,479,224
----------------------------------------------------------------------------------------------------------------------
Other Liabilities                                                                118,840,781             118,840,781
----------------------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                                           $ 216,434,522           $ 216,896,055
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
----------------------------------------------------------------------------------------------------------------------
Deferred Compensation                                                               (206,965)             (1,125,099)
----------------------------------------------------------------------------------------------------------------------
Equity in Subsidiaries                                                           (28,322,872)            (18,810,663)
----------------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                                               $ (28,529,836)          $ (19,935,762)
----------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

In re: Trenwick Group Ltd.                              Code No. 03-12636 (MFW)
             Debtor                             Reporting Period: February 2004

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

----------------------------------------------------------------------------------------------------------
                                                  Amount
                                   Beginning    Withheld or   Amount               Check No     Ending Tax
                                 Tax Liability    Accrued      Paid     Date Paid   or EFT       Liability
==========================================================================================================
Federal
-----------------------------------------------------------------------------------------------------------
Withholding                             --          --         --                                   --
-----------------------------------------------------------------------------------------------------------
FICA-Employee                           --          --         --                                   --
-----------------------------------------------------------------------------------------------------------
FICA-Employer                           --          --         --                                   --
-----------------------------------------------------------------------------------------------------------
Unemployment                            --          --         --                                   --
-----------------------------------------------------------------------------------------------------------
Income                                  --          --         --                                   --
-----------------------------------------------------------------------------------------------------------
Other:                                  --          --         --                                   --
-----------------------------------------------------------------------------------------------------------
  Total Federal Taxes                   --          --         --                                   --
-----------------------------------------------------------------------------------------------------------
State and Local
-----------------------------------------------------------------------------------------------------------
Withholding                             --          --         --                                   --
-----------------------------------------------------------------------------------------------------------
Sales                                   --          --         --                                   --
-----------------------------------------------------------------------------------------------------------
Excise                                  --          --         --                                   --
-----------------------------------------------------------------------------------------------------------
Unemployment                            --          --         --                                   --
-----------------------------------------------------------------------------------------------------------
Real Property                           --          --         --                                   --
-----------------------------------------------------------------------------------------------------------
Personal Property                       --          --         --                                   --
-----------------------------------------------------------------------------------------------------------
Other:                                  --          --         --                                   --
-----------------------------------------------------------------------------------------------------------
  Total State and Local                 --          --         --                                   --
-----------------------------------------------------------------------------------------------------------
Total Taxes                             --          --         --                           --      --
-----------------------------------------------------------------------------------------------------------


                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

--------------------------------------------------------------------------------------------------------------------------
                                                                           Number of Days Past Due
                                                    ======================================================================
                                                    Current         0-30          31-60     61-90     Over 90      Total
--------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                       --            --            --         836      18,592      19,428
--------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                                          --
--------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                                          --
--------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                 --
--------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                --
--------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                              --
--------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                                      --
--------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                                                --
--------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                 --
--------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                 --
--------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                               --            --            --         836      18,592      19,428
--------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Trenwick Group Ltd.
List of Aged Accounts Payable
March 31, 2004

     Vendor          Invoice Date       Invoice Number       Amount               Activity
     ------          ------------       --------------       ------               --------
   Equiserve         10/13/2003            159415            5,925.87      Transfer Agency Fee
  Deraventures        11/5/2003         11014-37201-03         216.30  M. Becker Telecommunications
   Equiserve         11/13/2003            160816            3,810.21      Transfer Agency Fees
   Equiserve         11/30/2003                              2,922.25      Transfer Agency Fee
   Equiserve          12/3/2003                              5,717.29      Transfer Agency Fee
                                      -------------------------------
                                             91+            18,591.92

      CCH              1/6/2004             7405420            836.34          TGL Monthly
                                      -------------------------------
                                          61-90 DAYS           836.34     2004 - Post Petition

                                                          -----------
                                      Grand Total           19,428.26
                                                          ===========

                                                                     MOR-4 AGING

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

   Trenwick Group Ltd.                                 Code No. 03-12636 (MFW)
          Debtor                              Reporting Period: March 2004

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

=====================================================================   =============
Accounts Receivable Reconciliation                                          Amount
=====================================================================   =============
Total Accounts Receivable at the beginning of the reporting period      $  219,094.00
---------------------------------------------------------------------   -------------
+ Amounts billed during the peiod                                                  --
---------------------------------------------------------------------   -------------
- Amounts collected during the peiod                                               --
---------------------------------------------------------------------   -------------
Total Accounts Receivable at the end of the reporting period               219,094.00
---------------------------------------------------------------------   -------------

---------------------------------------------------------------------   -------------

=====================================================================   =============
Accounts Receivable Aging                                                   Amount
=====================================================================   =============
0 - 30 days old                                                                    --
---------------------------------------------------------------------   -------------
31 - 60 days old                                                                   --
---------------------------------------------------------------------   -------------
61 - 90 days old                                                                   --
---------------------------------------------------------------------   -------------
91 + days old                                                            9,661,613.00
---------------------------------------------------------------------   -------------
Total Accounts Receivable                                                9,661,613.00
---------------------------------------------------------------------   -------------
Amount considered uncollectible (Bad Debt)                              (9,442,519.00)
---------------------------------------------------------------------   -------------
Accounts Receivable (Net)                                                  219,094.00
---------------------------------------------------------------------   -------------

                              DEBTOR QUESTIONAIRE

=================================================================================   =============
Must be completed each month                                                          Yes    No
=================================================================================   -------------
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                        X
=================================================================================   -------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.             X
=================================================================================   -------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                    X
=================================================================================   -------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                             X
=================================================================================   -------------

                                                                      FORM MOR-5
                                                                          (9/99)